UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 21, 2025
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 21, 2025, Genprex, Inc. (the “Company”) filed a prospectus supplement dated November 21, 2025 (the “Prospectus Supplement”) with the Securities and Exchange Commission for the offer and sale of additional shares of its common stock, par value $0.001 per share having an aggregate offering price of up to $75,000,000 (the “Shares”), pursuant to that certain At the Market Offering Agreement, dated December 13, 2023, by and between the Company and H.C. Wainwright & Co., LLC, acting as agent (the “Sales Agreement”). The Prospectus Supplement amends and supplements the information contained in the prospectus, dated June 9, 2023 (the “Base Prospectus”), filed as part of the Company’s registration statement on Form S-3 (File No. 333-271386), as previously amended and supplemented by the Company’s prospectus supplements dated November 10, 2025, December 20, 2024, November 8, 2024, August 16, 2024, May 20, 2024 and December 13, 2023 (the “Prior Prospectuses,” and collectively with the Base Prospectus, the “ATM Prospectus”). The Prospectus Supplement should be read in conjunction with the ATM Prospectus, and is qualified by reference thereto, except to the extent that the information therein amends or supersedes the information contained in the ATM Prospectus. The Prospectus Supplement is not complete without, and may only be delivered or utilized in connection with, the ATM Prospectus and any future amendments or supplements thereto. The Company has previously sold 796,065 shares of its common stock for aggregate gross proceeds of $14,796,375 under the Sales Agreement pursuant to the Prior Prospectuses. A copy of the opinion of Lowenstein Sandler LLP relating to the legality of the Shares covered by the Prospectus Supplement is filed as Exhibit 5.1 attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Lowenstein Sandler LLP.

23.1	Consent of Lowenstein Sandler LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: November 21, 2025	By:	/s/ Ryan Confer
Ryan Confer
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)